INCOME TAXES (Details)	12 Months Ended
	Jun. 30, 2014	Jun. 30, 2013
U.S. expected federal income tax benefit	(35.00%)	(35.00%)
U.S. state, local tax net of federal benefit	(10.90%)	(10.90%)
U.S. permanent difference	0.30%	1.20%
U.S. temporary difference	45.50%	44.70%
Permanent differences related to other countries	(0.90%)	19.30%
Other	0.00%	(0.40%)
Hong Kong statutory income tax rate	16.50%	0.00%
Total tax expense	15.50%	18.90%